EXHIBIT 23(a)


                            CONSENT OF COUNSEL





     I hereby consent to the use of my name in the caption "Legal Matters" in the prospectus of Keyport Life Insurance Company contained in Form S-1.





Boston, Massachusetts                    /s/Bernard R. Beckerlegge
                                         Bernard R. Beckerlegge

  April 15, 1999
        Date